Exhibit 10.2

GUARANTEE AGREEMENT

dated as of

April 9, 2010

among

ITC^DELTACOM, INC.,

the Subsidiaries of ITC^DeltaCom, Inc.

from time to time party hereto

and

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as Administrative Agent

TABLE OF CONTENTS

Page
ARTICLE I

Definitions

SECTION 1.01. Credit Agreement	1
SECTION 1.02. Other Defined Terms	1

ARTICLE II

Guarantee

SECTION 2.01. Guarantee	3
SECTION 2.02. Guarantee of Payment	3
SECTION 2.03. No Limitations, Etc.	3
SECTION 2.04. Reinstatement	4
SECTION 2.05. Agreement To Pay; Subrogation	4
SECTION 2.06. Information	5

ARTICLE III

Indemnity, Subrogation and Subordination

SECTION 3.01. Indemnity and Subrogation	5
SECTION 3.02. Contribution and Subrogation	5
SECTION 3.03. Subordination	6

ARTICLE IV

Representations and Warranties

ARTICLE V

Miscellaneous

SECTION 5.01. Notices	6
SECTION 5.02. Survival of Agreement	6
SECTION 5.03. Binding Effect; Several Agreement	7
SECTION 5.04. Successors and Assigns	7
SECTION 5.05. Administrative Agent’s Fees and Expenses; Indemnification	7
SECTION 5.06. Applicable Law	8
SECTION 5.07. Waivers; Amendment	8
SECTION 5.08. WAIVER OF JURY TRIAL	9
SECTION 5.09. Severability	9
SECTION 5.10. Counterparts	9

SECTION 5.11. Headings	9
SECTION 5.12. Jurisdiction; Consent to Service of Process	9
SECTION 5.13. Termination or Release	10
SECTION 5.14. Additional Guarantors	11

ii

Schedules

Schedule I	Guarantors

Exhibits

Exhibit A	Form of Supplement to the Guarantee Agreement

iii

GUARANTEE AGREEMENT dated as of April 9, 2010 (this “Agreement”), among ITC^DELTACOM, INC., a Delaware corporation (the “Borrower”), the Subsidiaries of the Borrower from time to time party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (“Credit Suisse”), as administrative agent (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENT

Reference is made to the Credit Agreement dated as of April 9, 2010 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent.

The Lenders and the Issuing Bank (such term and each other capitalized term used but not defined in this preliminary statement having the meaning given or ascribed to it in Article I) have agreed to extend and maintain credit to the Borrower pursuant to, and upon the terms and conditions specified in, the Credit Agreement. The obligations of the Lenders and the Issuing Bank to extend and maintain credit to the Borrower are conditioned upon, among other things, the execution and delivery of this Agreement by the Borrower and each Guarantor. Each Guarantor is an affiliate of the Borrower, will derive substantial benefits from the extension and maintenance of credit to the Borrower pursuant to the Credit Agreement and is willing to execute and deliver this Agreement in order to induce the Lenders and the Issuing Bank to extend and maintain such credit. Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01.  Credit Agreement.  (a)  Capitalized terms used in this Agreement and not otherwise defined herein have the respective meanings set forth in the Credit Agreement.

(b)  The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement.

SECTION 1.02.  Other Defined Terms.  As used in this Agreement, the following terms have the meanings specified below:

“Administrative Agent” shall have the meaning assigned to such term in the preamble.

“Borrower” shall have the meaning assigned to such term in the preamble.

“Collateral Agent” shall mean The Bank of New York Mellon Trust Company, N.A., its successors and assigns, in its capacity as Collateral Agent under the Security Agreement.

“Credit Agreement” shall have the meaning assigned to such term in the preliminary statement.

“Guaranteed Obligations” shall mean (a) the Loan Document Obligations and (b) the due and punctual payment and performance of all obligations of each Loan Party under each Hedging Agreement that (i) is in effect on the Closing Date with a counterparty that is the Administrative Agent or a Lender or an Affiliate of the Administrative Agent or a Lender as of the Closing Date or (ii) is entered into after the Closing Date with any counterparty that is the Administrative Agent or a Lender or an Affiliate of the Administrative Agent or a Lender at the time such Hedging Agreement is entered into.

“Guaranteed Parties” shall mean (a) the Lenders, (b) the Administrative Agent, (c) the Collateral Agent, (d) any Issuing Bank, (e) each counterparty to any Hedge Agreement with a Loan Party that either (i) is in effect on the Closing Date if such counterparty is the Administrative Agent, a Lender or an Affiliate of the Administrative Agent or a Lender as of the Closing Date or (ii) is entered into after the Closing Date if such counterparty is the Administrative Agent, a Lender or an Affiliate of the Administrative Agent or a Lender at the time such Hedge Agreement is entered into, (f) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document, and (g) the successors and assigns of each of the foregoing.

“Guarantor” shall mean (a) each of the Subsidiaries identified on Schedule I hereto as a Guarantor, (b) each other Subsidiary that becomes a party to this Agreement as a Guarantor after the Closing Date pursuant to Section 5.14 and (c) any Parent that becomes a party to this Agreement as a Guarantor after the Closing Date pursuant to Section 5.14.

“Lenders” shall have the meaning assigned to such term in the preliminary statement.

“Loan Document Obligations” shall mean (a) the due and punctual payment of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral, and (iii) all other monetary obligations of the Borrower to any of the Guaranteed Parties under the Credit Agreement and each of the other Loan Documents, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of the Borrower under or pursuant to the Credit Agreement and each of the other Loan Documents, and (c) the due and punctual payment and performance of all the obligations of each other Loan Party under or pursuant to this Agreement and each of the other Loan Documents.

ARTICLE II

Guarantee

SECTION 2.01.  Guarantee.  Each Guarantor irrevocably and unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, by way of independent payment obligation, the due and punctual payment and performance of the Guaranteed Obligations. Each Guarantor further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Guaranteed Obligation. Each Guarantor waives presentment to, demand of payment from and protest to the Borrower or any other Loan Party of any Guaranteed Obligation, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

SECTION 2.02.  Guarantee of Payment.  Each Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Collateral Agent or any Guaranteed Party to any security held for the payment of the Guaranteed Obligations or to any balance of any deposit account or credit on the books of the Collateral Agent or any Guaranteed Party in favor of the Borrower or any other person.

SECTION 2.03.  No Limitations, Etc.  (a)  Except for termination of a Guarantor’s obligations hereunder as expressly provided in Section 5.13, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of the Collateral Agent or any Guaranteed Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise, (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Agreement, (iii) the release of, or any impairment of or failure to perfect any Lien on or security interest in, any security held by the Collateral Agent or any other Secured Party for the Guaranteed Obligations or any of them, (iv) any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations or (v) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Guaranteed Obligations). Each Guarantor expressly acknowledges and agrees that the Collateral Agent may take and hold security for the payment and performance of the Guaranteed Obligations, may exchange, waive or release any or all such security (with or without consideration), may enforce or apply such security and direct the order and manner of any sale thereof in its sole discretion or may release or substitute any one or more other guarantors or obligors upon or in respect of the Guaranteed Obligations, all without affecting the obligations of any Guarantor hereunder.

(b)  To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of the Borrower or any other Loan Party or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Loan Party, other than the indefeasible payment in full in cash of all the Guaranteed Obligations. Upon the occurrence and during the continuation of an Event of Default, the Collateral Agent and the Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with the Borrower or any other Loan Party or exercise any other right or remedy available to them against the Borrower or any other Loan Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations have been fully and indefeasibly paid in full in cash. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other Loan Party, as the case may be, or any security.

SECTION 2.04.  Reinstatement.  Each Guarantor agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Guaranteed Obligation is rescinded or must otherwise be restored by the Collateral Agent or any Guaranteed Party upon the bankruptcy or reorganization of the Borrower, any other Loan Party or otherwise pursuant to applicable law.

SECTION 2.05.  Agreement To Pay; Subrogation.  In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any other Guaranteed Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent for distribution to the applicable Guaranteed Parties in cash the amount of such unpaid Guaranteed Obligation. Upon payment by any Guarantor of any sums to the Administrative Agent as provided above, all rights of such Guarantor against the Borrower or any other Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article III.

SECTION 2.06.  Information.  Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower’s and each other Loan Party’s financial condition and assets and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that neither the Administrative Agent nor any other Guaranteed Party will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

ARTICLE III

Indemnity, Subrogation and Subordination

SECTION 3.01.  Indemnity and Subrogation.  In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 3.03), the Borrower agrees that (a) in the event a payment shall be made by any Guarantor under this Agreement, the Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Guarantor shall be sold pursuant to any Security Document to satisfy in whole or in part a claim of any Guaranteed Party, the Borrower shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

SECTION 3.02.  Contribution and Subrogation.  Each Guarantor (a “Contributing Guarantor”) agrees (subject to Section 3.03) that, in the event a payment shall be made by any other Guarantor hereunder in respect of any Guaranteed Obligation, or assets of any other Guarantor shall be sold pursuant to any Security Document to satisfy any Guaranteed Obligation owed to any Guaranteed Party, and such other Guarantor (the “Claiming Guarantor”) shall not have been fully indemnified by the Borrower as provided in Section 3.01, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to (i) the amount of such payment or (ii) the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 5.14, the date of the supplement hereto executed and delivered by such Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 3.02 shall be subrogated to the rights of such Claiming Guarantor under Section 3.01 to the extent of such payment.

SECTION 3.03.  Subordination.  (a)  Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors under Sections 3.01 and 3.02 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Guaranteed Obligations. No failure on the part of the Borrower or any Guarantor to make the payments required by Sections 3.01 and 3.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of its obligations hereunder.

(b)  The Borrower and each Guarantor hereby agree that all Indebtedness and other monetary obligations owed by it to the Borrower or any Subsidiary shall, upon the occurrence and during the continuance of an Event of Default, be fully subordinated to the indefeasible payment in full in cash of the Guaranteed Obligations.

ARTICLE IV

Representations and Warranties

Each Guarantor represents and warrants to the Administrative Agent and the other Guaranteed Parties that (a) the execution, delivery and performance by such Guarantor of this Agreement are within such Guarantor’s corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational and, if required, stockholder or other equityholder action, and that this Agreement has been duly executed and delivered by such Guarantor and is the legally valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability, and (b) as of the date hereof, all representations and warranties set forth in the Credit Agreement as to such Guarantor are true and correct.

ARTICLE V

Miscellaneous

SECTION 5.01.  Notices.  All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Guarantor shall be given to it in care of the Borrower as provided in Section 9.01 of the Credit Agreement.

SECTION 5.02.  Survival of Agreement.  All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and the Issuing Bank and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any Lender or Issuing Bank or on their behalf and notwithstanding that the Administrative Agent, any Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under any Loan Document is outstanding and unpaid or the aggregate L/C Exposure does not equal zero and so long as the Commitments have not expired or terminated.

SECTION 5.03.  Binding Effect; Several Agreement.  This Agreement shall become effective as to any Loan Party when a counterpart hereof executed on behalf of such Loan Party shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Loan Party and the Administrative Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Loan Party, the Administrative Agent and the other Guaranteed Parties and their respective successors and assigns, except that no Loan Party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly contemplated or permitted by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Loan Party and may be amended, modified, supplemented, waived or released with respect to any Loan Party without the approval of any other Loan Party and without affecting the obligations of any other Loan Party hereunder.

SECTION 5.04.  Successors and Assigns.  Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Loan Party or the Administrative Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

SECTION 5.05.  Administrative Agent’s Fees and Expenses; Indemnification.  (a)  The parties hereto agree that the Administrative Agent shall be entitled to reimbursement of its expenses incurred hereunder as and to the extent provided in Section 9.05 of the Credit Agreement.

(b)  Without limitation of its indemnification obligations under the other Loan Documents, each Loan Party jointly and severally agrees to indemnify the Administrative Agent and the other indemnitees against, and hold each indemnitee harmless from, any and all losses, claims, damages, liabilities, and related expenses, including reasonable and documented counsel fees, charges and disbursements (subject to the limitations set forth in Section 9.05(a) of the Credit Agreement), incurred by or asserted against any indemnitee arising out of, in any way connected with, or as a result of, the execution or delivery or performance of this Agreement or any agreement or instrument contemplated hereby or any claim, litigation, investigation or proceeding relating to any of the foregoing, regardless of whether any indemnitee is a party thereto or whether initiated by a third party or by a Loan Party or any Affiliate thereof; provided, however, that such indemnity shall not, as to any indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such indemnitee. To the extent permitted by applicable law, no Loan Party shall assert, and each Loan Party hereby waives any claim against any indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of proceeds thereof.

(c)  Any such amounts payable as provided hereunder shall be additional Guaranteed Obligations hereunder. The provisions of this Section 5.05 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Guaranteed Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent or any other Guaranteed Party. All amounts due under this Section 5.05 shall be payable promptly following written demand therefor and shall bear interest, on and from the date of demand, at the rate specified in Section 2.07(b) of the Credit Agreement.

SECTION 5.06.  Applicable Law.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 5.07.  Waivers; Amendment.  (a)  No failure or delay by the Administrative Agent, any Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver hereof or thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Banks and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 5.07, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

(b)  Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.08 of the Credit Agreement.

SECTION 5.08.  WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.08.

SECTION 5.09.  Severability.  In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 5.10.  Counterparts.  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 5.03. Delivery of an executed signature page to this Agreement by facsimile transmission or other electronic means shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 5.11.  Headings.  Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 5.12.  Jurisdiction; Consent to Service of Process.  (a)  Each of the Loan Parties hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America, sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the Loan Parties hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Loan Party or its properties in the courts of any jurisdiction.

(b)  Each of the Loan Parties hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (a) of this Section 5.12. Each of the parties hereto irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c)  Each of the parties hereto hereby irrevocably consents to service of process in the manner provided for notices in Section 5.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 5.13.  Termination or Release.  (a)  This Agreement, and the guarantees made herein, shall automatically terminate when all the Loan Document Obligations (except for contingent indemnification obligations) have been indefeasibly paid in full and the Lenders have no further commitment to lend under the Credit Agreement, the aggregate L/C Exposure has been reduced to zero and the Issuing Banks have no further obligations to issue Letters of Credit under the Credit Agreement.

(b)  A Guarantor that is a Subsidiary of the Borrower shall automatically be released from its obligations hereunder upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Guarantor ceases to be a Subsidiary.

(c)  In connection with any termination or release pursuant to paragraph (a), or (b) above, the Administrative Agent shall promptly execute and deliver to any Loan Party, at such Loan Party’s expense, any documents that such Loan Party shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 5.13 shall be without recourse to or representation or warranty by the Administrative Agent or any Guaranteed Party. Without limiting the provisions of Section 5.05, the Borrower shall reimburse the Administrative Agent upon demand for all costs and out of pocket expenses, including the fees, other charges and disbursements of counsel, incurred by it in connection with any action contemplated by this Section 5.13.

SECTION 5.14.  Additional Guarantors.  Any Subsidiary or Parent that is required to become a party hereto pursuant to Section 5.12 of the Credit Agreement shall enter into this Agreement as a Guarantor upon becoming such a Subsidiary or Parent. Upon execution and delivery by the Administrative Agent and such Subsidiary or Parent of a supplement in the form of Exhibit A hereto (a “Supplement”), such Subsidiary or Parent shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any Supplement shall not require the consent of any other Loan Party hereunder. The rights and obligations of each Loan Party hereunder shall remain in full force and effect notwithstanding the addition of any new party to this Agreement.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

ITC^DELTACOM, INC.,

by	/s/ J. Thomas Mullis
Name: J.Thomas Mullis
Title: Senior Vice President-Legal and Regulatory, General Counsel and Secretary

EACH OF THE SUBSIDIARIES LISTED ON SCHEDULE I HERETO,

by	/s/ J. Thomas Mullis
Name: J. Thomas Mullis
Title: Authorized Signatory

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent,

by	/s/ Judith E. Smith
Name: Judith E. Smith
Title: Managing Director

by	/s/ Kevin Buddhdew
Name: Kevin Buddhdew
Title: Associate

Schedule I to the

Guarantee Agreement

GUARANTORS

Interstate FiberNet, Inc.

DeltaCom, Inc.

DeltaCom Information Systems, Inc.

BTI Telecom Corp.

Business Telecom, Inc.

Business Telecom of Virginia, Inc.

Exhibit A to the

Guarantee Agreement

SUPPLEMENT NO.                      (this “Supplement”) dated as of                     , to the Guarantee Agreement dated as of April 9, 2010 (the “Guarantee Agreement”), among ITC^DELTACOM, INC., a Delaware corporation (the “Borrower”), each Subsidiary and Parent of the Borrower from time to time party thereto (each such Subsidiary or Parent individually a “Guarantor” and collectively, the “Guarantors”; the Guarantors and the Borrower are referred to collectively herein as the “Loan Parties”) and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (“Credit Suisse”), as Administrative Agent (in such capacity, the “Administrative Agent”) for the Guaranteed Parties (as defined therein).

A.  Reference is made to the Credit Agreement dated as of April 9, 2010 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent.

B.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guarantee Agreement.

C.  The Loan Parties have entered into the Guarantee Agreement in order to induce the Lenders to make Loans and the Issuing Banks to issue Letters of Credit. Section 5.14 of the Guarantee Agreement provides that additional [Subsidiaries][Parents] of the Borrower may become Guarantors under the Guarantee Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned [Subsidiary][Parent] (the [“New Subsidiary”][“New Parent”]) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Guarantee Agreement in order to induce the Lenders to make additional Loans and the Issuing Banks to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Administrative Agent and the [New Subsidiary][New Parent] agree as follows:

SECTION 1.  In accordance with Section 5.14 of the Guarantee Agreement, the [New Subsidiary][New Parent] by its signature below becomes a Guarantor under the Guarantee Agreement with the same force and effect as if originally named therein as a Guarantor and the [New Subsidiary][New Parent] hereby (a) agrees to all the terms and provisions of the Guarantee Agreement applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date. Each reference to a “Guarantor” in the Guarantee Agreement shall be deemed to include the [New Subsidiary][New Parent]. The Guarantee Agreement is hereby incorporated herein by reference.

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SECTION 2.  The [New Subsidiary][New Parent] represents and warrants to the Administrative Agent and the other Guaranteed Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

SECTION 3.  This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the [New Subsidiary][New Parent] and the Administrative Agent. Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic means shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4.  Except as expressly supplemented hereby, the Guarantee Agreement shall remain in full force and effect.

SECTION 5.  THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6.  In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.  All communications and notices hereunder shall (except as otherwise expressly permitted by the Guarantee Agreement) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to the [New Subsidiary][New Parent] shall be given to it in care of the Borrower as provided in Section 9.01 of the Credit Agreement.

SECTION 8.  The [New Subsidiary][New Parent] agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Supplement, including the fees, other charges and disbursements of counsel for the Administrative Agent, as and to the extent provided in Section 5.05 of the Guarantee Agreement and Section 9.05 of the Credit Agreement.

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IN WITNESS WHEREOF, the [New Subsidiary][New Parent] and the Administrative Agent have duly executed this Supplement to the Guarantee Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY OR PARENT],

by
Name:
Title:
Address:
Legal Name:
Jurisdiction of Formation:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent,

by
Name:
Title:

by
Name:
Title:

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